Exhibit 99.1

Frank Semple – Chairman, President and Chief Executive Officer March 30, 2009

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income, plus (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) disposal of PP&E; (v) non-cash derivative activity; (vi) non-cash compensation expense; and (vii) Adjustment for cash flow from non-consolidated investments. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income, plus (i) depreciation, amortization, accretion and impairment expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) distributions from / contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; and (vi) disposal of PP&E; less (vii) maintenance capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see the Appendix and slide 19 for reconciliations of Adjusted EBITDA and Distributable Cash Flow, respectively, to net income.

MarkWest Overview Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance High-quality assets serving very prolific natural gas basins in U.S. Top-ranked in customer satisfaction Diverse portfolio of approved expansion projects Strong balance sheet that provides the funding required for our 2009 capital program Focused on sustainable distributions for unitholders

Geographic Footprint Michigan 250-mile intrastate crude pipeline 90-mile gas gathering pipeline Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d processing plant Southeast Oklahoma 400 MMcf/d gathering capacity Centrahoma processing JV Starfish (50% equity ownership) West Cameron dehydration facility 1.2 Bcf/d Stingray interstate pipeline Appalachia Five processing plants with combined 330 MMcf/d processing capacity 900K Gal/d NGL fractionation facility 11 million gallon storage capacity 80-mile NGL pipeline Joint venture with Midstream & Resources to develop midstream infrastructure in the Marcellus shale Javelina Refinery off-gas processing, fractionation, and transportation facilities East Texas 500 MMcf/d gathering capacity 280 MMcf/d processing plant Other Southwest 12 gas gathering systems 4 lateral gas pipelines

Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak and Pettit formations Multiple gas and NGL outlets to downstream markets System and plant are essentially new; highly fuel efficient with minimal losses Low-pressure service Common suction design for optimized compression redundancy Market Access Interconnects to the Natural Gas Pipeline (NGPL) and CenterPoint Energy Gas Transmission Pipeline (CEGT) Gathering system 500 MMcf/d capacity (current throughput greater than 450 MMcf/d) Over 440 miles of pipe Over 100,000 hp of compression Gas processing plant 280 MMcf/d cryogenic gas plant, including recently completed 80 MMcf/d expansion Highly fuel efficient East Texas System Overview LEGEND NGPL CEGT

Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Multiple gas outlets to downstream connections Low and medium pressure service System and plant are essentially new; highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), and CenterPoint Energy Gas Transmission (CEGT) Gathering system 275 MMcf/d current capacity Includes recently completed 80 MMcf/d expansion into the Granite Wash formation Over 475 miles of pipe Over 50,000 hp of compression Gas processing plant 160 MMcf/d cryogenic gas plant Highly fuel efficient Western Oklahoma System Overview CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT

Competitive advantages Located in prolific Arkoma Basin Low pressure service In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play Market Access Interconnects to CenterPoint Energy Gas Transmission (CEGT) and Enogex, Inc Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009 With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity Gathering system 400 MMcf/d capacity Over 700 miles of mostly large diameter pipe Over 23 compressor stations with 85,000 HP Processing and treating capacity 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture Three amine treating facilities at north and south end of gathering system Southeast Oklahoma System Overview CEGT PIPELINE ARKOMA CONNECTOR PIPELINE MEP PIPELINE GULF CROSSING PIPELINE

Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 1.2 million Gal/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Steam methane reformer (SMR) expansion SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultra-low sulfur diesel The expansion is under way and is expected to be operational in early 2010 Project is anchored by a long-term, fee-based contract Javelina Processing Facility Overview Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Corpus Christi Bay Javelina Facilities Valero Refineries Citgo Refineries Flint Hills Refineries

Appalachia Overview Processing Plants Five plants with total gas processing capacity of 330 MMcf/d Kenova plant recently modified to improve propane recovery Significant plant expansion under way at Cobb; expected to be operational in early 2009 Siloam Current fractionation capacity of 900,000 Gal/d, includes recently completed 300,000 Gal/d expansion Marcellus Joint Venture with Midstream & Resources (M&R) Long-term partnership to develop midstream services in the Marcellus Owned 60% by MarkWest and 40% by NGP M&R MarkWest will contribute $100 million of existing Marcellus Shale assets and M&R will invest the next $200 million of capital MarkWest will invest approximately $200 million in incremental capital by the end of 2011 Competitive advantages Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets Deep local knowledge developed over 20 years of operations NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing Produces purity propane, iso-butane, normal butane, and natural gasoline Deep marketing relationships and sales by truck, rail, and barge Storage capacity of approximately 11 million gallons Existing fractionation, storage and marketing complex (22,000 Bbl/d following expansion) Existing gas processing facilities Third-party processing facility

Long-term Marcellus Joint Venture Development Plans Ohio Pennsylvania West Virginia Houston Plant Complex Processing and fractionation capacity Majorsville Plants Cryogenic plants and pipeline NGL product pipeline and rail yard Propane pipeline to TEPPCO Area to be served by Columbia Gas and MarkWest joint gathering and compression facilities Area to be served by MarkWest gathering infrastructure High-pressure gathering Over 100+ miles of high-pressure trunkline and 20+ compressor stations MarkWest standalone rich-gas gathering capacity of 150+ MMcf/d Columbia/MarkWest rich-gas gathering capacity of 175+ MMcf/d Processing capacity 4 processing plants with up to 330 MMcf/d of processing capacity Market outlets to Columbia Gas Transmission and National Fuel NGL Infrastructure Fractionation capacity of up to 20,000+ Bbl/day Propane sales marketed by truck, pipeline, and rail Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail Ohio

“MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

2009 Forecasted Growth Capex Summary 2009 Forecast: $200 million SMR hydrogen production facility Gulf Coast Southwest Arkoma Connector Pipeline Stiles Ranch SEOK / Woodford Well connects / compression Northeast Joint venture with Midstream & Resources to develop midstream infrastructure in the Marcellus shale Siloam plant expansion Southwest $165 MM Gulf Coast $25 MM Northeast $10 MM

Capital Investment $ millions $ millions Distributable Cash Flow* *See slide 19 for a reconciliation of Distributable Cash Flow to Net Income. Acquisitions Growth capital Strategic Investments Drive Distributable Cash Flow Growth NOTE: Financial data for periods prior to 2008 have not been restated for the MarkWest Hydrocarbon merger $160M–$200M $0 $100 $200 $300 $400 $500 $600 2004 2005 2006 2007 2008 2009F $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009F

Distribution Growth Since IPO 156% Distribution Growth since IPO in May 2002 (16% CAGR) Common Unit Distribution $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08

Risk Management Program Year ended December 31, 2008 Net Operating Margin(1) by Contract Type (1) Net Operating Margin is calculated as revenue less purchased product costs. Year ended December 31, 2008 Net Operating Margin(1) including Hedges Fee-Based 25% POP&POI 42% Keep-Whole 33% Hedged 46% Fee-Based 26% Commodity Based 28%

2009 Forecasted DCF Sensitivity Analysis $154 $191 $227 $162 $198 $233 $171 $206 $241 $177 $211 $246 $189 $224 $258 11:1 Crude Oil to Natural Gas Ratio $229 $235 $238 $240 $239 A $50 $179 $179 $178 $178 $176 C $204 $205 $208 $211 $210 B $232 $239 $243 $246 $245 A $60 $190 $189 $188 $189 $188 C $155 $191 $227 $163 $198 $233 $169 $204 $222 $256 10:1 C B A C B A C B B A NGL Correlation $158 $194 $230 $166 $200 $235 $172 $206 $223 $257 9:1 $160 $193 $229 $167 $198 $234 $173 $203 $219 $253 8:1 $189 $191 $224 $228 $30 $161 $168 $196 $231 $174 $200 $215 $247 7:1 $194 $168 $227 $40 $199 $161 $174 $214 $240 6:1 Crude Oil Price $70 NOTE: The table is based on fourth quarter 2008 information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity. Estimated Range of 2009 DCF ($ in millions) The table reflects an estimated range of 2009 DCF based on three natural gas liquids (NGL) correlation scenarios, including: (A) One standard deviation above the historical average NGL correlation to crude over the past three years; (B) The historical average NGL correlation to crude over the past three years; (C) One standard deviation below the historical average NGL correlation to crude over the past three years. The analysis assumes derivative instruments outstanding as of March 1, 2009, and production volumes estimated through December 31, 2009. During the past 10 years, the annual average NGL correlation has ranged between one standard deviation below the historical average and one standard deviation above the historical average.

Capital Structure 4.0x 4.1x 49% $ 289.1 $ 2,377.4 $ 1,204.5 $ 1,172.9 498.8 274.1 215.3 184.7 $ 3.3 As of December 31, 2008 272.2 8-1/2% Senior Notes due 2016 4.8x 2.8x 47% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 — 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) Adjusted EBITDA / Interest Expense (1) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA (1) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(1) Cash NOTE: Financial data for periods prior to 2008 have not been restated for the MarkWest Hydrocarbon merger. (1) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

$ 142.2 $ 110.1 Total distributions paid 68.8 1.2 Provision for income tax (15.0) (0.8) Provision for income tax – current $ 198.1 $ 162.6 Distributable cash flow (DCF) 1.48x (3.6) 2.8 10.8 (5.3) 13.0 62.4 7.6 57.3 $ 17.2 Year ended December 31, 2007 (0.1) Non-cash losses from unconsolidated affiliates 0.4 Distributions from unconsolidated affiliates, net of growth capital 14.9 Non-cash compensation expense — Loss on disposal of property, plant and equipment 1.39x (7.2) 6.9 (263.1) 184.4 $ 208.1 Year ended December 31, 2008 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Maintenance capital expenditures Other Net income Distribution Coverage NOTE: Financial data for periods prior to 2008 have not been restated for the MarkWest Hydrocarbon merger.

2009 Guidance 2009 Financial Guidance Distributable cash flow of $160 million to $200 million Growth capital expenditures of approximately $200 million

Investment Highlights Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance High-quality assets serving very prolific natural gas basins in U.S. Top-ranked in customer satisfaction Diverse portfolio of approved expansion projects Strong balance sheet that provides the funding required for our 2009 capital program Focused on sustainable distributions for unitholders

Appendix

 6.5 — Adjustment for cash flow from non-consolidated investments (3.4) — Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 41.7 1.2 7.6 57.3 $ 17.2 Year ended December 31, 2007 — Loss on disposal of property, plant, and equipment $ 289.1 14.9 (263.1) 72.9 68.8 184.4 $ 208.1 Year ended December 31, 2008 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net income Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for periods prior to 2008 have not been restated for the MarkWest Hydrocarbon merger.

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